UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON D.C. 20549


                            FORM 8-K


                         CURRENT REPORT


             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


                        December 26, 1996
        ------------------------------------------------
        Date of Report (Date of earliest event reported)


             MID-AMERICA APARTMENT COMMUNITIES, INC.
       --------------------------------------------------
       (Exact Name of Registrant as Specified in Charter)



       TENNESSEE                 1-12762                    62-1543819
-----------------------  ------------------------    ----------------------
(State of Incorporation) (Commission File Number)    (I.R.S. Employer
                                                      Identification Number)


                  6584 POPLAR AVENUE, SUITE 340
                    MEMPHIS, TENNESSEE 38138
            ----------------------------------------
            (Address of principal executive offices)



                         (901) 682-6600
       --------------------------------------------------
       Registrant's telephone number, including area code




     ------------------------------------------------------
     (Former name or address, if changed since last report)

Item 5.  Other Events.

Mid-America Apartments, L.P., in which the registrant had a 77.9%
ownership  interest at time of acquisition, has  consummated  the
acquisition   of  the  apartment  community  below.   Mid-America
Apartments L.P. will own and manage the property.

Apartment                         Purchase       Number         Date
Community       Location          Price          of Units       Acquired
-----------     ---------------   ----------     --------       --------
Napa Valley     Little Rock, AR   $9,500,000     240            10/20/96


The  audited  Historical  Summary  of  Gross  Income  and  Direct
Operating Expenses of the property for the previous fiscal year are included herein as an exhibit.


                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           MID-AMERICA APARTMENT COMMUNITIES, INC.



Date: December 26, 1996       /s/ Simon R.C. Wadsworth
      ------------------    --------------------------------------
                                  Simon R.C. Wadsworth
                                  Executive Vice President
                                  (Principal Financial and
                                   Accounting Officer)